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              Consent of independent certified public accountants
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                       CONSENT OF INDEPENDENT ACCOUNTANTS



      We consent to the incorporation by reference in this registration statement on Form S-8 (File No. 33-78956-A) of our report dated March 15, 1997, on our audits of the financial statements of Aquagenix, Inc. appearing in the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 1996.

/s/ COOPERS & LYBRAND L.L.P.

COOPERS & LYBRAND L.L.P.
Miami, Florida
August 28, 1997